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                                      UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D. C. 20549




                                        FORM 8-K
                                    CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                           Date of Report : March 10, 2000
                          (Date of earliest event reported)


                                     U S WEST, Inc.
                                (Formerly "USW-C, Inc.")
                 (Exact name of registrant as specified in its charter)

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        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188

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                     1801 California Street, Denver, Colorado 80202
              (Address of principal executive offices, including Zip Code)


                             Telephone Number (303) 672-2700
                  (Registrant's telephone number, including area code)

                (The Exhibits  Index is located on page 2 of this report.)


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Item 5.       Other Events

         On March 10, 2000, U S WEST issued a press release which is filed as an exhibit to this Current Report on Form 8-K.


Item 7.       Exhibits

              (c) Exhibits Index

Exhibit 99 - Press  Release  issued  by the  Company  and  Qwest  Communications
     International Inc. on March 10, 2000 entitled "Federal Communications Commission Approves Qwest-U S West Merger"




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                                        SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      U S WEST, Inc.
                                      (Formerly "USW-C, Inc.")


                                  By:  /s/ Thomas O. McGimpsey
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                                      Thomas O. McGimpsey
                                      Assistant Secretary

Dated:        March 13, 2000